UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2012

Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20333 South Normandie Avenue, Torrance, California		90502
(Address of Principal Executive Offices)		(Zip Code)

(310) 787-5200
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)    On November 29, 2012, Farmer Bros. Co., a Delaware corporation (the “Company”), issued a press release announcing that Jeffrey A. Wahba, the Company’s Chief Financial Officer and Treasurer, has notified the Board of Directors of his intent to resign from his position as chief financial officer and treasurer of the Company effective February 28, 2013.
A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press Release of Farmer Bros. Co. dated November 29, 2012 announcing CFO resignation

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 29, 2012

FARMER BROS. CO.

By:	/s/ Michael H. Keown
Name: Michael H. Keown
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Farmer Bros. Co. dated November 29, 2012 announcing CFO resignation

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